SUPPLEMENT DATED DECEMBER 11, 2024
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
OF
FCF INTERNATIONAL QUALITY ETF (TTAI)
FCF US QUALITY ETF (TTAC)

(each a “Fund” and, together, the “Funds”)
(each a series of TrimTabs ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Summary Prospectus.

The below changes are immediately effective, except as otherwise stated below. These changes do not impact the Funds’ investment objectives or principal investment strategies.

1.Effective December 13, 2024, all references to the Funds in each Fund’s Summary Prospectus are hereby changed to the following:

Current Name	New Name
FCF International Quality ETF	Abacus FCF International Leaders ETF
FCF US Quality ETF	Abacus FCF Leaders ETF
2.Effective December 13, 2024, all references to the Funds’ ticker symbols in each Fund’s Summary Prospectus are hereby changed to the following:

Current Ticker Symbol	New Ticker Symbol
TTAI	ABLG
TTAC	ABFL

3.The following information replaces in its entirety the heading and the information appearing under the heading “Portfolio Manager” in each Fund’s Summary Prospectus:

Portfolio Managers

Vince (Qijun) Chen, CFA, Director of Research and Portfolio Manager of the Adviser, Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus Life, Inc. and an affiliate of the Adviser, (“ABL Wealth”), and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since December 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Please keep this supplement with your Summary Prospectus for future reference.